SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                        FieldPoint Petroleum Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Acr Rules  14a-6(i)(4)  and 0-11
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state hoe it was determined):

     4) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:


     4) Date Filed:

                        FIELDPOINT PETROLEUM COROPRATION
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613

                                 August 29, 2000


Dear Shareholder:

         You are cordially invited to attend an Annual Meeting of Shareholders (the "Meeting") of FieldPoint Petroleum Corporation, a Colorado corporation ( the "Company") to be held on Friday, September 29, 2000 at 10:00 a.m., Central Time, at 1703 Edelweiss Drive, Cedar Park, Texas 78613. Your Board of Directors and management look forward to greeting personally those Shareholders able to attend.

         At the Meeting, you will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the company to serve until the next annual meeting of Shareholders of the Company to be held in 2001; (ii) a proposal to ratify the selection of Hein & Associates L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 2000; and
(iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote FOR all nominees as directors and IN FAVOR of all Proposals.

         It is important that your shares be voted at the Meeting. Whether or not you plan to attend in person, please complete, date and sign the enclosed proxy and return it as promptly as possible in the accompanying postage prepaid envelope. If you do attend the Meeting and wish to vote your shares in person, even after returning the proxy, you still may do so.

         Mailing of this proxy statement is expected to begin September 1, 2000. Thank you for your cooperation.

                                           Respectfully,

                                           FieldPoint Petroleum Corporation



                                           /s/  Ray D. Reaves
                                           -------------------------------------
                                           Ray D. Reaves
                                           President and Chief Executive Officer

                        FIELDPOINT PETROLEUM CORPORATION
                              1703 Edelweiss Drive
                              Cedar Park, TX 78613


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held September 29, 2000
--------------------------------------------------------------------------------


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of FieldPoint Petroleum Corporation will be held on Friday , September 29, 2000 at 1703 Edelweiss Drive, Cedar Park, Texas 78613, to consider and vote on the following matters as described in this notice and the accompanying Proxy
Statement:

         1. To elect five directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

         2. To ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 2000.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on August 30, 2000 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 6,581,925 shares of common stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613.

         The approximate date on which this Proxy Statement is first being mailed to Shareholders is September 1, 2000. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy bearing a later date any time prior to the meeting. Mere attendance at the Meeting will not revoke the proxy, but a Shareholder present at the Meeting may revoke his or her proxy and vote in person. Any duly executed proxy on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting.

         To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.

                                              By Order of the Board of Directors


                                              /s/  Kelly Latz
                                              -----------------------------
                                              Kelly Latz
                                              General Counsel and Secretary

                        FIELDPOINT PETROLEUM CORPORATION
                               1703 Edelweiss Dr.
                              Cedar Park, TX 78613


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       For Annual Meeting of Shareholders
                          To Be Held September 29, 2000
--------------------------------------------------------------------------------


Solicitation of Proxies:

         This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of shareholders (the
"Meeting") to be held at 1703 Edelweiss Drive, Cedar Park, Texas 78613 on Friday, September 29, 2000 at 10:00 a.m., Central daylight savings time and at any adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about September 1, 2000.

         At the Meeting, the shareholders will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 2001; (ii) ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 2000; and
(iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

Record Date and Outstanding Shares:

         The Board of Directors has fixed the close of business on August 30, 2000, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On August 30, 2000, there were outstanding 6,581,925 shares of common stock, $ .01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

         A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

         A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

         Quorum: The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

         Required Vote: At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of Common Stock have the right to elect five (5) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election.

         Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

         Votes by Directors, Officers, and Affiliates: At the Record Date, directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 2,907,702 shares of Common Stock, or 44% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

         Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

         Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, to the best knowledge of the Company, information as to the ownership of the Company's Common Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of such stock, (ii) directors and nominees, and (iii) all directors and officers as a group, as of August 30, 2000. Except as otherwise indicated, ownership of shares by the persons named below includes sole voting and investment power held by such person.

         A. Security Ownership of Certain Beneficial Owners: The following table sets forth as of August 30, 2000 the individuals or entities known to the Company to own more than 5% of the Company's outstanding shares of Common Stock $.01 Par Value.

Name and Address                   Amount and Nature
Of Beneficial Owner             Of Beneficial Ownership       Percent of Class
-------------------             -----------------------       ----------------

Bass Petroleum, Inc                    117,500                      1.8%
1703 Edelweiss Drive
Cedar Park, TX  78613

The Delray Trust                       624,928                      9.5%
3606 Belle Grove
Sugar Land, Texas 77479

Peter Babich                           323,490                      4.9%
3310 Parkside Road
Flint, MI 48503

Ray D. Reaves                        3,067,425 1                   43.6%
1703 Edelweiss Drive
Cedar Park, Texas 78613


Robert A. Manogue                      390,277 2                    5.8%
1703 Edelweiss Drive
Cedar Park, Texas 78613



--------
1 Includes (i) shares beneficially owned based on position with BPI; and (ii) 450,000 shares of Common Stock underlying options granted to Mr. Reaves.
2 Includes (i) shares owned by a partnership of which Mr. Manogue is a partner; and (ii) 100,000 shares of Common Stock underlying an option granted to Mr. Manogue.

Roger D. Bryant                         75,000 3                    1.0%
1703 Edelweiss Drive
Cedar Park, Texas 78613

Donald H. Stevens                      100,000 4                    1.5%
1703 Edelweiss Drive
Cedar Park, Texas 78613

Jonathan B. Wilkins                    100,000 5                    1.5%
1703 Edelweiss Drive
Cedar Park, Texas 78613

All Officers and Directors           3,732,702                     50.3%
     as a Group (5 persons)

PROPOSAL 1:  DIRECTOR ELECTION PROPOSAL

         The Company's bylaws provide that the Board of Directors will consist of three (3) and no more than nine (9) members. The Board of Directors of the Company presently consists of four (5) members. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the five persons named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

         Directors are elected by the plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         Messrs. Bryant, Manogue, Stevens and Wilkins are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company,

         Nominees for Election at the Meeting:

Name                       Age            Present Position with the Company
----                       ---            ----------------------------------
Ray D. Reaves              38             Director, Chairman, President, and CEO

Robert A. Manogue          75             Director

Roger D. Bryant            57             Director

Don H. Stevens             47             Director

Jonathan B. Wilkins        35             Director

-------------------
3 Includes 75,000 shares of Common Stock underlying an option granted to Mr. Bryant.
4 Includes 100,000 shares of Common Stock underlying an option granted to Mr. Stevens.
5 Includes 100,000 shares of Common Stock underlying an option granted to Mr. Wilkins.

         Certain biographical information regarding the directors is listed below.

         Mr. Reaves has been Chairman, Chief Executive Officer, President, and Director of the Company since May 22, 1997. He also serves as a Director and the President of Bass Petroleum, Inc., from inception in October 1989 to present.

         Mr. Manogue has been retired since 1982 and builds homes in Albuquerque, New Mexico as a retirement project under R.A. Manogue Construction. Mr. Manogue was President of C.P. Clare International N.V. in Brussels, Belgium, a $50 million subsidiary of General Instruments Corp., from 1976 to 1982. He also served as Vice President of Marketing for Emerson Electric Company (manufacturer and marketer of consumer and industrial products) from 1971 to 1976.

         Mr. Bryant has been President of Canmax Corp. from November 1994 to the present. He was President of Network Data Corp. from May 1993 to October 1994. Mr. Bryant served as Senior Vice President Corporate Development of Network Data Corp. from January 1993 to May 1993. He also served as President of Dresser
Industries, Inc. Wayne Division (a leading international manufacturer of fuel dispensing equipment) from May 1991 to July 1992. Mr. Bryant was President of Schlumberger Limited, Retail Petroleum Systems Division, USA(a division of Schlumberger Corporation) from August 1989 to May 1991.

         Mr. Stevens has been Vice President Capital Markets and Treasurer of Forest Oil Corp. from August 1997 to the present. He served as Vice President Corporate Relations and Capital Markets of Barrett Resources Corp. From August 1992 until August 1997. He also served as Manager of Corporate and Tax planning for Kennecott Corporation from July 1989 until August 1992.

         Mr. Wilkins has been Senior Director of Financial Reporting and Compliance for Comm South Companies, Inc. from July 2000 to the present. He served as Senior Audit and Consulting Manager with Hein+Associates LLP from January 1996 to July 2000. He has also held positions with Martin/Grambush, PC and Kenneth Leventhal & Company(a division of Ernst & Young LLP) Mr. Wilkins is a certified public accountant and he holds a Bachelors of Business Administration from Baylor University.

Board of Directors, Committees and Meetings

         The board of directors held two meetings in fiscal year 1999, and each Director attended all the meetings. The Company has not established an audit, nominating or compensation committee, or other committees performing similar functions. The Company plans to establish an audit and compensation committee before year-end 2000. The non-executive directors receive $500 for each meeting in addition, the directors are reimbursed for reasonable expenses incurred for each Board of Directors meeting attended.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all Section 16(a) filing requirements applicable to its directors, officers and more than 10 percent beneficial owners were met.

Executive Compensation:

         The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 1999, 1998, and 1997, as well as aggregate options granted for each fiscal year.

                           Summary Compensation Table
                               Annual Compensation

                                                                   Securities
                                                                   Underlying
Name and Principal Position    Year     Salary ($)    Bonus($)     Options (#)
---------------------------    ----     ----------    --------     -----------

Ray D. Reaves                  1999       90,000          --              --
    Chairman, President and
    Chief Executive Officer    1998       90,000          --              --

                               1997       72,000          --           200,000




                        Option Grants in Last Fiscal Year
                        ---------------------------------

             There were no stock options granted to the named executive or executed by him during the fiscal year.

          Aggregated Option Exercises And Fiscal Year-End Option Values
          -------------------------------------------------------------


         The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 1999 by the Company's President, and the fiscal year-end value of unexercised options held by the President.



                                                   Number of          Value of
                                                  Unexercised       Unexercised
                                                    Options         In-The-Money
                                                   at FY-End          Options
               Shares Acquired      Value         Exercisable/      Exercisable/
     Name       on Exercise #    Realized ($)    Unexercisable     Unexercisable
     ----       -------------    ------------    -------------     -------------

Ray D. Reaves       60,000          $72,600        140,000/0         $107,750/0





PROPOSAL 2:  INDEPENDENT AUDITORS

         The Board of Directors has selected Hein & Associates LLP to act as its independent auditors for the 2000 fiscal year and ask for shareholders' ratification of such appointment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR RATIFICATION OF HEIN & ASSOCIATES LLP AS INDEPENDENT AUDITORS FOR 2000.

                       STOCKHOLDER PROPSALS FOR NEXT ANNUAL MEETING

         Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than February 10, 2001, and must conform to applicable Securities and Exchange Commission rules and regulations.


                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

         The Annual Report to Shareholders, covering the Company's fiscal year ended December 31,1999, including audited financial statements, is enclosed herewith. The Annual Report to Shareholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company's Form 10KSB.